UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[ X ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[     ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material under Rule 14a-12

Starboard Investment Trust

___________________________________

(Name of the Registrant as Specified In Its Charter)

___________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule, or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

The Sector Rotation Fund

A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

___________________________________

NOTICE OF MEETING
___________________________________

February [     ], 2017

The Starboard Investment Trust, on behalf of the Sector Rotation Fund, a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on March 29, 2017 at 3:00 p.m. Eastern Time. The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:
1.	To approve a distribution plan under rule 12b-1 under the Investment Company Act of 1940, as amended, for shares of the Fund; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on January 31, 2017 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
Starboard Investment Trust

/s/ Matthew J. Beck

Matthew J. Beck
Secretary

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by facsimile and electronic mail. See "Voting Procedures" in the Proxy Statement for additional information.

The Sector Rotation Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

___________________________________

PROXY STATEMENT
___________________________________

February [     ], 2017

The Starboard Investment Trust, a Delaware statutory trust, on behalf of the Sector Rotation Fund, a series of the Trust, will hold a Special Meeting of Shareholders on March 29, 2017 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Trust's principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Trust's telephone number is (252) 972-9922.
Shareholders of record of the Fund at the close of business on January 31, 2017 (the "Record Date") are entitled to vote at the Special Meeting. This proxy statement is provided in connection with the solicitation of proxies by the Trust's Board of Trustees and is first being sent to shareholders on or about the date noted above. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving a proposed distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, as summarized below in the Proposal. Unsigned proxies will not be counted as present at the meeting.
A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies submitted by mail should be sent via the return envelope. Proxies may also be submitted by phone to 1-800-690-6903 or online at www.proxyvote.com.
This proxy statement is being furnished by the Fund to its shareholders in connection with its upcoming Special Meeting. The Board of Trustees is soliciting the proxies of the Fund's shareholders as of the Record Date with respect to the proposal indicated in the table below.

Proposal
To approve a distribution plan under rule 12b-1 under the Investment Company Act of 1940, as amended, for shares of the Sector Rotation Fund.

The Sector Rotation Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

___________________________________

OTHER INFORMATION
___________________________________

February [     ], 2017

Voting Securities
The Sector Rotation Fund is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares. As of January 31, 2017, the Record Date, there were 1,877,249.1110 shares of the Sector Rotation Fund outstanding and entitled to vote at the Special Meeting.  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.
Principal Holders of Voting Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund's Trustees and officers did not own shares of the Fund.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab & Co 101 Montgomery St San Francisco, CA 94104	1,471,511.5860 Shares	78.39*
*The Fund believes that such entity does not have a beneficial ownership interest in such shares.

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.
Voting Procedures
Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by phone to 1-800-690-6903 or the internet at www.proxyvote.com.
The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposal to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the proposal to be considered at the adjourned meeting.
A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to the Fund or (ii) more than 50% of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) Investment Company Act of 1940, is required for approval of the proposal.
If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the proposal and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the proposal and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.
The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.
Shareholder Proposals
The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Fund's shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Fund does not hold annual meetings of shareholders.
Revocation of Proxy
A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail. In addition, a shareholder may revoke a proxy by delivering a written notice to Kellie Masters of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) phone at 1-800-690-6903; or (iii) online at www.proxyvote.com.
Proxy Solicitation; Expenses
The Fund's Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and Grimaldi Portfolio Solutions, Inc. without additional compensation or, if necessary, a commercial firm retained for this purpose. Grimaldi Portfolio Solutions, Inc. will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in its names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. Broadridge has been retained to solicit proxies/voting instructions in connection with the Special Meeting. Grimaldi Portfolio Solutions, Inc. estimates that it will spend approximately $5,000 in total costs for soliciting shareholder proxies.

The Fund's Investment Advisor, Principal Underwriter, and Administrator
The current investment advisor for the Fund is Grimaldi Portfolio Solutions, Inc., with an address at 1207 Route 9, Suite 10, Wappingers Falls, NY 12590. The Fund's principal underwriter is Capital Investment Group, Inc. with an address at 17 Glenwood Avenue, Raleigh North Carolina 27606. The Fund's administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Semi-Annual Report
The Fund's Semi-Annual Report for the fiscal period ended [     ], 2016, including audited financial statements, was mailed to shareholders of record on or about [     ], 2016. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Fund by writing Brooke Cockrell at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.
Householding
As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the reports and proxy statements the Fund send. If you would like to receive an additional copy, please contact the Fund by writing Brooke Cockrell at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.  The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.
Other Business
Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.
February [     ], 2017

By Order of the Board of Trustees

/s/ James Speed

James Speed
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on March 29, 2017: The proxy statement is available at www.proxyvote.com.

The Sector Rotation Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

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PROPOSAL
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February [     ], 2017

Proposal to Approve a Distribution Plan under Rule 12b-1 under the Investment Company Act of 1940

The Board of Trustees is proposing the approval of a distribution plan (the "Distribution Plan") under rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), for shares of the Sector Rotation Fund.  The Sector Rotation Fund commenced operations on December 31, 2009.
A distribution plan adopted under Rule 12b-1 of the 1940 Act is required to be approved by the affirmative vote of a majority of the Independent Trustees, as well as by a majority of the outstanding voting shares of the applicable classes of the Fund. In addition, the Distribution Plan is required to be continued at least annually by the Independent Trustees who have no direct or indirect interest in the operation of the Distribution Plan or any agreement related thereto.

A copy of the form of the Distribution Plan is attached to this proxy statement as Attachment A.  The description of the Distribution Plan is qualified in its entirety by Attachment A.

Description of the Proposed Distribution Plan

The terms of the proposed Distribution Plan provide that the Sector Rotation Fund may pay an annual fee of up to 0.25% of the Fund's average daily net assets attributable to shares to the distributor, and that the distributor may retain all or a part of its fee as compensation for distribution or shareholder services it provides or it may use such fee for compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by the distributor.  Grimaldi Portfolio Solutions, Inc. (the "Advisor") intends to limit the distribution fee paid by shares of the Sector Rotation Fund to an annual fee of 0.25% of the Fund's average daily net assets.

The Distribution Plan for the Fund may be terminated by the Fund at any time by a vote of the Independent Trustees and who have no direct or indirect financial interest in the Distribution Plan or any agreement related thereto, or by a vote of a majority of the outstanding shares of the Fund.  Any change in the Distribution Plan for the Fund that would materially increase the distribution expenses of the Fund provided for in the Proposed Distribution Plan requires approval of the Board, including the Independent Trustees, and a majority of the Fund's shareholders.

It is anticipated that the Fund will benefit from the Distribution Plan through increased sales of shares, thereby spreading the Fund's fixed expenses over a greater base and providing the Advisor with an asset size that allows greater flexibility in management.  Because distribution fees will be paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Approval of the Distribution Plan requires the affirmative votes of a majority of the outstanding voting securities of shares of the Sector Rotation Fund.  "Majority" for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding Investors Class Shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Investors Class Shares of the Fund.

Evaluation by the Board of Trustees
At a meeting held on April 21, 2016, and then again at a meeting held on December 7, 2016, the Trustees considered various factors in evaluating, approving and recommending to the Fund's shareholders that they approve the Distribution Plan.  The Trustees requested and evaluated information provided by Grimaldi Portfolio Solutions, Inc., which, in the Trustees' view, constituted information necessary for the Trustees to form a judgment as to whether there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.  The factors considered included (i) whether the Distribution Plan was expected to result in benefits to the Fund's shareholders; (ii) the merits of alternative distribution methods, and (iii) the extent to which third parties may benefit from the Distribution Plan and how these benefits compare to the benefits to be experienced by the Fund.  The Trustees also considered the applicability of the factors that the Securities and Exchange Commission ("SEC") has suggested Trustees may wish to consider in reviewing the possible benefits of the Distribution Plan.  The Trustees concluded that the fees payable under the Distribution Plan were reasonable in view of the services to be provided and the anticipated benefits of the Distribution Plan.  The Independent Trustees who had no direct or indirect interest in the operation of the Distribution Plan or any agreement related thereto determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and 36(b) of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit the Sector Rotation Fund and its shareholders and that its costs are primarily intended to result in the sale of shares of the Sector Rotation Fund.

The Board questioned the Advisor as to why it believed adoption of the Distribution Plan could be expected to maintain or stimulate sales of shares of the Fund, thereby assisting the Fund by maintaining or increasing the current asset base or curtailing a decrease in assets as a result of redemptions, and was satisfied by the response that such expectation is reasonable based on the actions the Advisor has taken, and will take, to encourage the sale of Fund shares.  The Board also recognized that the Board and, in particular, the Independent Trustees, would review on a quarterly basis the nature, manner and amount of expenditures under the Distribution Plan, and would be able to terminate the Plan, and thereby end all obligations of the Fund to make payments thereunder, at any time.

The Board recognized that the Advisor would benefit from increased management fees as a result of growth in the Fund's assets.  The Board concluded that such benefits would not be disproportionate to the above-described anticipated benefits to the Fund and its shareholders because the Advisor would have increased portfolio management responsibilities as a result of the growth of the assets of the Fund.  The Board also recognized that the Advisor had heretofore utilized its own resources to finance distribution of shares of the Fund and may continue to do so if the Distribution Plan is approved by the shareholders of the Fund.  The Board determined that payments by the Fund of investment advisory fees to the Advisor did not constitute indirect financing of distribution of the Fund because the advisory fees paid by the Fund were not out of line with the investment advisory fees paid by comparable funds.

In addition to considering the potential benefits of the Distribution Plan to the Fund and its shareholders, the Board also considered the impact of the Distribution Plan on the expenses of the Fund.

The following table and chart compare the current fees and expenses of shares of the Fund to the Fund's pro forma fees and expenses after giving effect to the Distribution Plan.

Shareholder Fees
(fees paid directly from your investment)

The Sector Rotation Fund	Current Fees	Pro Forma Fees
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
	None None None	None None None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

The Sector Rotation Fund	Current Expenses	Pro Forma Expenses
Management Fees Distribution and/or Service (12b-1) Fees Other Expenses Acquired Fund Fees and Expenses[1] Total Annual Fund Operating Expenses	1.00% None 0.78% 0.35% 2.13%	1.00% 0.25% 0.78% 0.35% 2.13%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
The Sector Rotation Fund	Current Expenses	Pro Forma Expenses
1 Year 3 Years 5 Years 10 Years	$213 $658 $1,129 $2,431	$241 $742 $1,270 $2,716

Conclusion
Based upon its review, the Board concluded that the Distribution Plan is reasonable, fair and in the best interests of the Fund and the Fund's shareholders, and that the fees to be paid under the Distribution Plan are fair and reasonable.  Accordingly, the Board recommends a vote "FOR" the approval of the Distribution Plan.

ATTACHMENT A
THE SECTOR ROTATION FUND
(April 21, 2016)
Plan of Distribution Pursuant to Rule 12b-1
WHEREAS, Starboard Investment Trust, a statutory trust organized and existing under the laws of the state of Delaware (the "Trust"), engages in business as an openend management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest (the "Shares"), in separate series representing the interests in separate funds of securities and other assets;
WHEREAS, the Trust offers a series of such Shares representing interests in the on behalf of the Funds listed on Appendix A (each referred to herein as the "Fund") of the Trust;
WHEREAS, the Trust desires to adopt a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Shares of the Fund;
WHEREAS, the Trustees of the Trust as a whole, including the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "NonInterested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast at a meeting held in person and called for the purpose of voting hereon and on any agreements related hereto;
NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b1 under the 1940 Act, with respect to the Shares of the Fund, on the following terms and conditions:
1.
Distribution and Servicing Activities.  Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following:

(a)	payments to the Trust's distributor (the "Distributor") and to securities dealers and others in respect of the sale of Shares of the Fund;
(b)
payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other shareholder services as the Trust may reasonably request;

(c)
formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d)	preparation, printing, and distribution of sales literature;

(e)	preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;
(f)	holding seminars and sales meetings designed to promote the distribution of the Shares;
(g)
obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund;

(h)	training sales personnel regarding the Shares of the Fund; and
(i)	obtaining such information, analyses, and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.
The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.
2.
Maximum Expenditures.  The expenditures to be made by the Shares of the Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of up to 0.25% per annum of the average daily net asset value of the Shares of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures.  Notwithstanding the foregoing, in no event may expenditures paid by the Shares of the Fund as service fees to any person who sells the Shares of the Fund exceed an amount calculated at the rate of 0.25% of the average annual net assets of such shares.  Payments for distribution and shareholder servicing activities may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan.

3. Term and Termination.
(a)	This Plan shall become effective with respect to the Shares on the date that the shareholders approve the implementation of the Plan at the special meeting to be called for that purpose.
(b)
Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date of the Plan for the Fund with respect to its Shares and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the NonInterested Trustees, cast at a meeting called for the purpose of voting on such approval.

(c)
This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the NonInterested Trustees or by a vote of a majority of the outstanding voting securities of the Shares of the Fund as defined in the 1940 Act.

4.
Amendments.  No material amendment to this Plan shall be made unless: (a) it is approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof; and (b) if the proposed amendment will increase materially the maximum expenditures permitted by Section 2 hereof, it is approved by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

5.
Selection and Nomination of Trustees.  While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

6.
Quarterly Reports.  The Trust's Distributor or an officer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.
Recordkeeping.  The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan.  Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

8.
Limitation of Liability.  Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust.  The term "Starboard Investment Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust ("Declaration of Trust") as filed with the Securities and Exchange Commission.  The execution of this Plan has been authorized by the Trustees, acting as such and not individually, and such authorization by such Trustees shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Trust's Declaration of Trust.

APPENDIX A
(April 21, 2016)
FUNDS SCHEDULE
The Sector Rotation Fund
This Plan is effective as of the date that the shareholders approve the implementation of the Plan at the special meeting to be called for that purpose.

INSTRUCTIONS FOR SIGNING PROXIES
The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.
1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.
2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.
3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp. John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe	John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

PARTNERSHIP ACCOUNTS

(1) The ABC Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Starboard Investment Trust
THE SECTOR ROTATION FUND
Special Meeting of Shareholders on March 29, 2017
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Katherine M. Honey as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of the Sector Rotation Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on March 29, 2017, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated [NOTICE DATE], receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposal with respect to the Fund. You may only complete this proxy with respect to the Fund if you were a shareholder of record of the Fund as [RECORD DATE].
The Sector Rotation Fund
Proposal
To approve a distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, for shares of The Sector Rotation Fund.	FOR AGAINST ABSTAIN □ □ □

THE PROXY IS AUTHORIZED IN HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
 [name / shares / account number]
In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com. By returning this proxy, you authorize the proxy to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of approving the investment advisory and sub-advisory agreements described.
Signature:	Signature (if shares held jointly):

By: ______________________________________	By: ______________________________________

Print Name: ________________________________	Print Name: ________________________________

Date: _____________________________________	Date: _____________________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.